UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 4, 2007 (May 30, 2007)

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440-808-9100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report, and unless the context otherwise requires, the terms “we,” “our” and “us” refer to TravelCenters of America LLC and its consolidated subsidiaries, and the term “Hospitality Properties” refers to Hospitality Properties Trust and its consolidated subsidiaries.

Item 1.01.  Entry into a Material Definitive Agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Item 8.01.  Additional Information.

A.                                    The Petro Transactions.

On May 30, 2007, we acquired Petro Stopping Centers, L.P., or Petro, pursuant to a Purchase Agreement dated May 30, 2007, among us, Petro, Petro Stopping Centers Holdings, L.P., or Petro Holdings, and the partners of Petro and Petro Holdings, or the Purchase Agreement.  The Purchase Agreement required us to pay $67,600,000 for Petro.  We also assumed certain liabilities associated with employee retention plans and paid certain other closing costs. The purchase price was funded from cash on hand.  As a result of the acquisition, Petro is now one of our wholly owned subsidiaries. The assets we acquired through Petro include two travel centers owned and operated by Petro, two travel centers that Petro operated and leased from third parties other than Hospitality Properties, a minority interest in a partnership that operates one travel center, Petro’s franchise business that provides services to 24 travel centers operated by Petro franchisees, related businesses, four real estate parcels which are suitable for future development of new travel centers and working capital.

In a separate transaction, on May 30, 2007, Hospitality Properties acquired Petro Holdings pursuant to a purchase agreement dated May 30, 2007, among Hospitality Properties, Petro Holdings, and the partners of Petro Holdings.  As a result of that acquisition, Petro Holdings became a wholly owned subsidiary of Hospitality Properties.  A subsidiary of Petro Holdings owns or leases 40 travel centers which are now leased to us pursuant to a lease described in this Current Report under the heading “C. Petro Lease with Hospitality Properties.”

Prior to our acquisition of Petro, Petro covenant defeased all of its 9% Senior Secured Notes due 2012, or the 9% Notes, made arrangements to call the 9% Notes for redemption as of February 15, 2008, and deposited with the trustee for the 9% Notes U.S. Treasury obligations sufficient to effect the covenant defeasance, to pay all of the interest that will accrue on the 9% Notes until the redemption date and to pay the full amount of the 9% Notes, including the redemption premium, on the redemption date of February 15, 2008.  On May 30, 2007, $250 million in principal amount of the 9% Notes were outstanding.  The 9% Notes are our obligations and are expected to remain so until the redemption date; the U.S. Treasury obligations have a face amount of $275,700,000.  These U.S. Treasury obligations and related interest payments are expected to remain assets of ours until exhausted in the payment in full of the interest, principal and redemption amounts of the 9% Notes.

Through Petro we operate 45 and franchise 24 travel centers.  These travel centers offer various hospitality and fuel services to professional truck drivers and motorists, primarily along the U.S. interstate highway system, and are located in 33 states.  These travel centers are more fully described in this Current Report under the heading “B. The Petro Business.”

A copy of the Purchase Agreement is filed as an exhibit to this Current Report.  If you want more information about the Purchase Agreement, you should read the entire Purchase Agreement.  You should note, however, that the Purchase Agreement is not intended as a document for investors to obtain factual information about Petro, Petro Holdings, us or any other party.  For that information you should refer to the information contained in this Current Report or other filings we make under the Securities Exchange Act of 1934, as amended.  Representations or statements of facts in the Purchase Agreement may be qualified by schedules or materiality modifiers.  Representations or statements of facts contained in the Purchase Agreement are not, and should not be construed as, representations by us to any investor or potential investor.

B.                                    The Petro Business.

Petro operates and franchises 69 travel centers geographically diversified in 33 states primarily along the U.S. interstate highway system.  Petro’s customers include long haul trucking fleets and their drivers, independent truck drivers and motorists.  The average Petro travel center offers fuel and non-fuel products and services and contains:

•                                          over 25 acres of land with parking for over 250 tractor trailers and 140 cars;

•                                          a 190 seat full service restaurant;

•                                          a truck repair facility and parts store;

•                                          multiple diesel and gasoline fueling points; and

•                                          a travel and convenience store, game room, lounge and other amenities for professional truck drivers and motorists.

In addition, some Petro travel centers include nationally branded quick service restaurants, or QSRs, operated under franchise and license agreements or a proprietary Petro brand.

Through Petro we operate the travel centers listed in the table below and lease them from Hospitality Properties.

Location of Properties	Number of Travel Centers
Alabama	1
Arizona	2
Arkansas	2
California	1
Florida	1
Georgia	2
Illinois	1
Indiana	1
Kentucky	1
Louisiana	3
Missouri	1
Nebraska	1
Nevada	2
New Jersey	1
New Mexico	1
New York	1
North Carolina	1
Ohio	4
Oklahoma	1
Oregon	1
Pennsylvania	1
Tennessee	2
Texas	6
Washington	1
Wyoming	1
Total	40

Through Petro we also operate five Petro travel centers which are not owned by Hospitality Properties, including one in Alabama, two in California (one of which is owned by a partnership in which we own a minority interest), one in Kentucky and one in Mississippi.

Through Petro we also franchise 24 travel centers under the Petro brand, as listed in the table below.

Location of Properties	Number of Travel Centers
Alabama	1
Georgia	1
Illinois	2
Indiana	3
Kansas	2
Maryland	1
Minnesota	1
Missouri	2
North Dakota	1
Ohio	1
Pennsylvania	4
South Carolina	1
Virginia	2
Wisconsin	2
Total	24

C.                                    Petro Lease with Hospitality Properties.

The lease agreement with Hospitality Properties for 40 Petro travel centers became effective on May 30, 2007.  The tenant under the lease is Petro and its lease obligations are guaranteed by TravelCenters of America LLC.  The lease is on substantially the same terms as our existing lease with Hospitality Properties with certain changes that include the following:

Minimum Rent.  The Petro lease requires us to pay minimum annual rent of $62,225,000. Minimum rent may increase if Hospitality Properties funds or reimburses the cost of renovations, improvements and equipment related to the leased travel centers as described below.

Percentage Rent.  Starting in 2013, the Petro lease requires us to pay Hospitality Properties additional rent with respect to each lease year in an amount equal to three percent (3%) of increases in non-fuel gross revenues and three tenths of one percent (0.3%) of increases in gross fuel revenues at each Petro leased travel center over 2012 amounts.  Percentage rent attributable to fuel sales is subject to a maximum each year generally calculated by reference to changes in the consumer price index.

Maintenance and Alterations.  We are required to maintain, at our expense, the Petro leased travel centers in good order and repair, including structural and non-structural components, except for certain capital expenditures for which Hospitality Properties declines to provide required funds following our request.  We may request that Hospitality Properties fund amounts for renovations, improvements and equipment at the Petro leased travel centers, in return for minimum annual rent increases according to a formula; generally, the amount Hospitality Properties funds times the greater of (i) 8.5% or (ii) a benchmark U.S. Treasury interest rate plus 3.5%.

Term.  The term of the Petro lease expires on June 30, 2024, subject to our right to extend for up to two additional periods of 15 years each generally on all of the prior terms and conditions.

Lease Termination.  When the Petro lease terminates, any equipment, furniture, fixtures, inventory and supplies at the Petro leased travel centers that we or any affiliated parties own may be purchased by Hospitality Properties at their then fair market value.

Non-Economic Properties.  If during the Petro lease term the continued operation of any Petro leased travel center becomes non-economic as defined in the Petro lease, we may offer such travel center for sale including a sale of Hospitality Properties’ interest in the property, free and clear of our leasehold interests. The net sale proceeds received will be paid to Hospitality Properties and the annual minimum rent payable shall be reduced by the amount of such proceeds times 8.5%. No more than a total of 5 Petro leased properties may be offered for sale as non-economic properties during the lease term. No sale of a Petro leased property may be completed without Hospitality Properties’ consent; provided, however, if Hospitality Properties does not consent, that property will no longer be part of the lease and the minimum rent will be reduced as if the sale had been completed.

D.                                    Franchises.

Each existing Petro franchise agreement grants to the Petro franchisee the right and license to operate a Petro travel center. The franchise agreements require that the franchisee, at its expense, operate and maintain the travel center in accordance with requirements, standards, and specifications prescribed by us. We are obligated to provide the franchisee with, among other things, advisory assistance with the operation of the travel center and advertising and promotional programs.

The Petro franchise agreements require the franchisee to pay us, in addition to initial fees and training fees, a monthly royalty fee and a monthly advertising fee (administered through an advertising fund for national and regional advertising). During the year ended December 31, 2006, Petro’s revenues from its franchise locations totaled $5.8 million. In addition, franchisees contributed $533,000 to the advertising programs in 2006.

Generally, if the franchisee wishes to accept an offer from a third party to purchase its travel center, the franchise agreement grants us a right of first refusal to purchase that travel center at the price offered by the third party. Similarly we have the right to purchase the facility for fair market value, as determined by the parties or an independent appraiser, upon termination of the franchise agreement as a result of an uncured breach.

All of the Petro franchise agreements, except four, are for an initial ten-year term and are automatically renewed for two consecutive five-year terms, unless the franchisee gives a termination notice at least twelve months prior to the expiration of the franchise agreement.

As of May 30, 2007, the Petro franchise agreements will expire as follows:

Year	Number of Franchise Agreements Expiring
2007	1
2008	1
2009	4
2010	2
2011	2
2012	5
2013	2
2015	3
2020	1
2021	2
2022	1

As of May 30, 2007, one franchisee operated four locations, one operated three locations, two operated two locations each, and fifteen operated one location each.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

Prior to our acquisition of Petro, Petro had issued its 9% Notes, pursuant to an indenture dated February 9, 2004, with The Bank of New York as trustee, or the Indenture.  These notes bear interest at a fixed rate of 9% per annum and their stated maturity is in February 15, 2012.

Prior to our acquisition of Petro, Petro covenant defeased all of its 9% Senior Secured Notes due 2012, or the 9% Notes, made arrangements to call the 9% Notes for redemption as of February 15, 2008, and deposited with the trustee for the 9% Notes U.S. Treasury obligations sufficient to effect the covenant defeasance, to pay all of the interest that will accrue on the 9% Notes until the redemption date and to pay the full amount of the 9% Notes, including the redemption premium, on the redemption date of February 15, 2008.  On May 30, 2007, $250 million in principal amount of the 9% Notes were outstanding.  The 9% Notes are our obligations and are expected to remain so until the redemption date; the U.S. Treasury obligations have a face amount of $275,700,000.  These U.S. Treasury obligations and related interest payments are expected to remain assets of ours until exhausted in the payment in full of the interest, principal and redemption amounts of the 9% Notes.  Generally, we are no longer subject to the financial covenants of the 9% Notes or other covenants affecting Petro’s operations.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE, FORWARD LOOKING STATEMENTS INCLUDE THOSE WITH RESPECT TO OUR EXPECTATION THAT WE WILL BE ABLE TO MAKE CERTAIN MINIMUM RENT PAYMENTS ON OUR ADDITIONAL LEASE WITH HOSPITALITY PROPERTIES.

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS INCLUDE:

•                                          OUR ABILITY TO EFFECTIVELY MANAGE THE PETRO TRAVEL CENTERS;

•                                          OUR ABILITY TO GENERATE CASH FLOW IN EXCESS OF OUR RENT TO HOSPITALITY PROPERTIES AND OUR OTHER EXPENSES;

•                                          COMPLIANCE WITH AND CHANGES TO REGULATIONS AND OTHER FACTORS AFFECTING THE FUEL MARKETING INDUSTRY; AND

•                                          COMPETITION IN THE TRAVEL CENTER INDUSTRY.

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, UNDER “ITEM 1A. RISK FACTORS.”

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.  EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

(b)           Pro Forma Financial Information.

Financial statements and pro forma financial information required by Items 9(a) and (b) of Form 8-K in connection with the matters reported in Item 2.01 above are omitted pursuant to Items 9(a)(4) and 9(b)(2) of Form 8-K.  We intend to file such financial statements and pro forma financial information by amendment to this Current Report within 71 days after the date this Current Report was required to be filed.

(d)                                 Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1

Purchase Agreement, dated May 30, 2007, among TravelCenters of America LLC, Petro Stopping Centers, L.P., Petro Stopping Centers Holdings, L.P. and the partners of Petro Stopping Centers, L.P. and Petro Stopping Centers Holdings, L.P. (Filed herewith)

10.1	Lease Agreement, dated as of May 30, 2007, by and among HPT PSC Properties Trust and HPT PSC Properties LLC as Landlord, and Petro Stopping Centers, L.P., as Tenant (Filed herewith)
10.2	Guaranty Agreement, dated as of May 30, 2007, made by TravelCenters of America LLC, as Guarantor, for the benefit of the Landlord under the Lease Agreement (Filed herewith)
10.3

Indenture, dated as of February 4, 2004, among Petro Stopping Centers, L.P., and Petro Financial Corporation, as Issuers, Petro Stopping Centers Holdings L.P. Petro Holdings Financial Corporation, and Petro Distributing, Inc., as Guarantors, and The Bank of New York, as Trustee, (Incorporated by reference to Exhibit 10.42 of Petro Stopping Centers Holdings, L.P.’s Current Report on Form 8-K, filed on February 23, 2004, File No. 333-87371)

10.4

First Supplemental Indenture, dated as of February 9, 2004, among Petro Stopping Centers, L.P. and Petro Financial Corporation, as Issuers, Petro Stopping Centers Holdings L.P., Petro Holdings Financial Corporation, and Petro Distributing, Inc., as Guarantors, and The Bank of New York, as Trustee, (Incorporated by reference to Exhibit 10.43 of Petro Stopping Centers Holdings,

L.P.’s Current Report on Form 8-K, filed on February 23, 2004, File No. 333-87371)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ John R. Hoadley
John R. Hoadley
Executive Vice President and Chief Financial Officer

Dated:  June 4, 2007